UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 2, 2005

PROTEIN DESIGN LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

34801 Campus Drive
Fremont, California 94555
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(510) 574-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On February 2, 2005, Protein Design Labs, Inc. (“PDL”) issued a press release announcing a decision by the European Patent Office, Opposition Division, regarding PDL’s European antibody humanization patent EP 0 682 040.  A copy of PDL’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

          (c)     Exhibits.

Exhibit No.	Description

99.1	Press release issued by Protein Design Labs, Inc. on February 2, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 2, 2005

PROTEIN DESIGN LABS, INC.

By:	/s/ SERGIO GARCIA-RODRIGUEZ

Sergio Garcia-Rodriguez Vice President, Legal, General Counsel and Assistant Secretary